                                                                       Exh 10.14

                                                                Non-US Purchaser

                                  DATAMEG CORP.
                             SUBSCRIPTION AGREEMENT

DataMEG Corp.

Attn:  Andrew Benson, President

1. SUBSCRIPTION. The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from DataMEG Corp. (the "Company") the number of shares of Common Stock, $0.01 par value per share of the Company (the "Common Stock") set forth on the signature page hereof at a purchase price of ___($.17___) Dollar per share. This subscription is submitted to you, as Purchaser, in accordance with and subject to the terms and conditions described in this Subscription Agreement, including all attachments, schedules and exhibits thereto ("Subscription Agreement").

2. PAYMENT. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to the Company in the full amount of the purchase price of the Common Stock herein being subscribed. Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to the Subscription Agreement.

3. DEPOSIT OF FUNDS. All payment made as provided in Section 2 hereof shall be deposited directly with the Company for use by the Company for general corporate purposes.

4. ACCEPTANCE OF SUBSCRIPTION. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for Common Stock. If this subscription is rejected, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.

5. REPRESENTATIONS AND WARRANTIES. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

          5.1 POWER OF PURCHASERS. The Purchaser, whether an individual, corporation, partnership, or any other organized entity, has the requisite power and authority to execute and deliver this Agreement and all other agreements contemplated by this Agreement and to perform its obligations hereunder and thereunder. This Agreement and all other agreements contemplated by this Agreement have been duly executed and delivered by the Purchaser and are the valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

          5.2 INVESTMENT INTENT. The Purchaser acknowledges that the Common Stock is not presently contemplated to be registered under the United States federal Securities Act of 1933, as amended ("Securities Act") or any state securities laws. The Common Stock is being acquired by the Purchaser for investment purposes only and not with a view to the distribution thereof. The Purchaser has no present intention to sell or otherwise dispose of the Common Stock except in compliance with the provisions of the Securities Act or other applicable law. The Purchaser understands that the Common Stock must be held by the Purchaser indefinitely unless a subsequent disposition or transfer is registered under the Securities Act or is exempt from registration therefrom. The Company shall refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

     5.3 NON-U.S. PERSONS.

          (a) Neither the Purchaser nor any of its shareholders, partners, or members, if a corporation, partnership, or other organized entity, is a "U.S. Person" as that term is defined pursuant to Regulation S promulgated pursuant to the Securities Act.

          (b) the Purchaser is not acquiring the Common Stock for the account or benefit of any U.S. person.

          (c) The offer to purchase the Common Stock was made to Purchaser outside of the United States, and Purchaser understands that the exemption afforded by Regulation S requires that the Purchaser of the securities contemplated herein not be in the United States when the offer for the sale of such securities is made. Purchaser is executing this Agreement from his or its residence or offices outside the United States at the address set forth in Exhibit A. Purchaser has not engaged in or directed any unsolicited offers to purchase the Common Stock in the United States. The purchase of the Common Stock by the Purchaser is in accordance with all securities and other laws of the jurisdiction in which it is incorporated or legally resident.

          (d) Purchaser is neither a U.S. Person nor a Distributor (as such terms are defined in Section 902(k) and 902(d), respectively, of Regulation S). Upon completion of the transactions contemplated hereby, Purchaser will be the sole beneficial owner of the Common Stock and has not pre-arranged any sale with a purchaser in the United States.

          (e) Purchaser is familiar with and understands the terms and conditions and requirements contained in Regulation S, specifically, without limitation, Purchaser understands that the statutory basis for the exemption claimed for the sale of the Common Stock would not be present if such sale, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

          (f) During the Restricted Period (as defined in Regulation S), neither Purchaser nor any or its affiliates will, directly or indirectly, maintain any short position in the securities of the Company or any other hedging transactions involving the Common Stock.

          (g) The Purchaser will not offer or sell the Common Stock (which term shall include any pre-arrangement for a purchase by a U.S. person or other person in the U.S.) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other "U.S. person" (as defined in Rule 902(k) of Regulation S) or for the account or benefit of any "U.S. person" (other than a "distributor", as defined in Rule 902(d) of Regulation S) at any time on or prior to forty days following the closing and thereafter only if registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available.

          (h) Purchaser understands that the Common Stock is being sold by the Company in reliance on Regulation S and that the Company is relying upon the truth and accuracy of the representations, warranties and acknowledgements of Purchaser set forth herein.

          5.4 EXTENT OF RESTRICTIONS. Nothing in this Section 5 shall be inferred to prohibit, prevent, restrict, or require prior approval of or consent to a transfer which is not subject to the Securities Act or any securities law of any state of the United States.

          5.5 KNOWLEDGE AND INFORMATION. The Purchaser (i) has such knowledge and experience in financial and business affairs that the Purchaser is capable of evaluating the merits and risks involved in purchasing the Common Stock; (ii) is able to bear the economic risks involving in purchasing the Common Stock;
(iii) has had the opportunity to conduct such investigations of the Company and the Company's business as the Purchaser deems necessary and appropriate in the circumstances to proceed with this subscription for the Common Stock; and (iv) has had sufficient opportunity to consult with the Purchaser's legal, financial, and investment advisors regarding this subscription for Common Stock.

          5.6 NO BREACH. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby will not violate, conflict with or otherwise result in the breach of any of the terms and conditions of, result in a material modification of or constitute (or with notice or lapse of time or both would constitute) a default under (i) any of the organizational documents of Purchaser; (ii) any material instrument, contract or other agreement to which Purchaser is a party or by or to which it or any of its properties are bound or subject; or (iii) any law applicable to Purchaser or any of its properties or operations.

          5.7 NO BROKER. Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

          5.8 CERTIFICATE LEGEND. The undersigned consents to the placement of a legend on any certificate issued by the Company to represent the shares of Common Stock in form substantially as follows:

     "The shares ("Shares") represented by this certificate have been offered and sold in reliance upon Regulation S of the United States federal Securities Act of 1933, as amended ("Act") and applicable state securities laws. The Shares may not be sold, distributed, assigned, offered, pledged or otherwise transferred except in accordance with Regulation S to the Act, pursuant to (i) an effective registration statement or (ii) an exemption from registration pursuant to the Act and applicable state securities laws supported by an opinion of legal counsel delivered to the issuer hereof which opinion is concurred in by legal counsel to the issuer. Hedging transactions involving these Shares may not be conducted unless in compliance with the Act"

6. IRREVOCABILITY; BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

7. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

8. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given: (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

9. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the shares of Common Stock issuable upon conversion of the Common Stock shall be made only in accordance with all applicable laws and in accordance with the Further Amended and Restated Stockholders' Agreement.

10. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts relating to contracts entered into and to be performed wholly within such State.

11. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of the Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, concepts, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

12. MISCELLANEOUS.

(a) This Subscription Agreement and the Signature Page constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK

                                                                 FOR INDIVIDUALS

                                  DATAMEG CORP.
                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

     Subscriber hereby elects to subscribe under the Subscription Agreement Shares of Common Stock at ___($____) Dollar per share and hereby executes this Signature Page.

2,941,176                  x       $.17                             $500,000
---------                          ----                             --------
# of Shares of Common Stock        Per Share                Subscription Price


---------------------------------               ---------------------------------
Print Name of Purchaser                         U.S. Individual Taxpayer Identification Number

/s/ Mei Chung Tang Lee                                                  3-5-,2004
-----------------------------------------       ----------------------------
Signature of Purchaser                          Date

----------------------------------------------------------------------------
Address of Purchaser

----------------------------                    ------------------------------------
Print Name of Co-Purchaser, if any              U.S. Individual Taxpayer Identification Number

                                                                             , 2004
----------------------------                    -----------------------------
Signature of Co-Purchaser, if any               Date

----------------------------------------------------------------------------
Address of Co-Purchaser, if any

If there is more than one Purchaser indicated above, please indicate the manner in which the shares are to be held as follows:

__   Joint Tenants

__   Joint Tenants with rights or survivorship

__   Tenants in Common

__   Community Property:

SUBSCRIPTION FOR SHARES OF COMMON STOCK ACCEPTED AND AGREED TO this day of 3-5-, 2004.
-----


DATAMEG CORP.

By /s/ Andrew Benson
   -----------------
Andrew Benson, President
Hereunto Duly Authorized